UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2005

SMART ONLINE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, 2nd Floor Durham, North Carolina (Address of principal executive offices)	27713 (Zip Code)

Registrant’s telephone number, including area code: (919) 765-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned registrant hereby amends Item 9.01 of the registrant’s Current Report on Form 8-K dated October 7, 2005 (the “Computility 8-K”) to reflect the acquisition of Computility, Inc. on October 4, 2005 and the acquisition of iMart Incorporated on October 18, 2005, which was reported in a Current Report on Form 8-K filed on October 25, 2005 and a Form 8-K/A filed on December 16, 2005, to read in its entirety as set forth below.

Item 9.01 - Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

The following audited financial statements of Computility, Inc. are included as Exhibit 99.2 to the Computility 8-K and are incorporated by reference herein:

Independent Accountants' Report

Balance Sheets as of June 30, 2005 (unaudited), December 31, 2004 and 2003

Statements of Operations for the six month periods ended June 30, 2005 and 2004 (unaudited) and for the years ended December 31, 2004, 2003, and 2002

Statements of Cash Flows for the six month periods ended June 30, 2005 and 2004 (unaudited) and for the years ended December 31, 2004, 2003, and 2002

Statements of Stockholders' Deficit for the six month period ended June 30, 2005 (unaudited) and for the years ended December 31, 2004, 2003, and 2002

Notes to Financial Statements

(b)    Pro forma financial information prepared as of June 30, 2005.

The following pro forma financial information of Smart Online giving effect to the acquisitions of Computility, Inc. and iMart Incorporated is included as Exhibit 99.3 to the Computility Form 8-K and are incorporated by reference herein:

Introduction

Pro Forma Balance Sheet as of June 30, 2005 (unaudited)

Pro Forma Statement of Operations for the six month period ended June 30, 2005 (unaudited)

Pro Forma Statement of Operations for the year ended December 31, 2004 (unaudited)

Notes to Unaudited Pro Forma Condensed Financial Statements (unaudited)

(c)    Not Applicable.

(d)    Exhibits

Exhibits to Computility Form 8-K filed October 7, 2005
2.1
Asset Purchase Agreement dated as of October 4, 2005 by and among Smart Online, Inc., SmartCRM, Computility, Inc. and certain shareholders of Computility, Inc. (Nonmaterial schedules and exhibits identified in the Asset Purchase Agreement have been omitted pursuant to Item 601b.2 of Regulation S-K. Smart Online agrees to furnish supplementally to the Commission upon request by the Commission a copy of any omitted schedule or exhibit.)(1)

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Press Release of Smart Online, Inc. announcing registration on October 4, 2005 substantially all the assets of Computility, Inc.(1)
99.2	Audited and unaudited financial statements of Computility, Inc.
99.3	Pro forma financial information of Smart Online, Inc., Computility, Inc. and iMart Incorporated prepared as of June 30, 2005

(1)    Previously filed with Smart Online’s current report on Form 8-K dated October 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART ONLINE, INC.

Date: December 20, 2005	By:	/s/ Michael Nouri
Michael Nouri
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibits to Computility Form 8-K filed October 7, 2005
2.1
Asset Purchase Agreement dated as of October 4, 2005 by and among Smart Online, Inc., SmartCRM, Computility, Inc. and certain shareholders of Computility, Inc. (Nonmaterial schedules and exhibits identified in the Asset Purchase Agreement have been omitted pursuant to Item 601b.2 of Regulation S-K. Smart Online agrees to furnish supplementally to the Commission upon request by the Commission a copy of any omitted schedule or exhibit.)(1)

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Press Release of Smart Online, Inc. announcing registration on October 4, 2005 substantially all the assets of Computility, Inc.(1)
99.2	Audited and unaudited financial statements of Computility, Inc.
99.3	Pro forma financial information of Smart Online, Inc., Computility, Inc. and iMart Incorporated prepared as of June 30, 2005

(1)    Previously filed with Smart Online’s current report on Form 8-K dated October 7, 2005.

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